UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2011

United Fire & Casualty Company
(Exact name of registrant as specified in its charter)

Iowa	001-34257	42-0644327
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (319) 399-5700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

United Fire & Casualty Company (a/k/a “United Fire Group”) will give an investor presentation on August 30, 2011. During this presentation, management will discuss the proposed formation of a new holding company structure for the organization (“Reorganization”). A copy of the Power Point materials used in connection with this presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Included as Exhibit 99.2 to this Current Report on Form 8-K is a copy of a handout used in connection with the August 30, 2011 investor presentation. Exhibit 99.2 is incorporated herein by reference.

Additional Information and Where to Find It

United Fire & Casualty Company and United Fire Group, Inc. have filed a registration statement with the Securities and Exchange Commission (“SEC”) that includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed Reorganization. UF&C SHAREHOLDERS ARE URGED TO READ CAREFULLY THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/ PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION.

Investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about UF&C, United Fire Group and the proposed Reorganization, from the SEC at the SEC’s public website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about UF&C, United Fire Group and the proposed Reorganization may be obtained without charge by directing a request to United Fire & Casualty Company, 118 Second Ave. SE, Cedar Rapids, IA 52401, Attention: Investor Relations Department (Telephone: (319) 399-5700) or accessing them on UF&C’s public website at www.unitedfiregroup.com.

UF&C, its directors, executive officers, certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of UF&C in favor of the proposed Reorganization. Additional information regarding the interests of potential participants in the proxy solicitation is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant documents that United Fire & Casualty Company and United Fire Group, Inc. have filed and intend to file with the SEC in connection with the Special Meeting.

Disclosure of forward-looking statements

This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as “expect(s),” “anticipate(s),” “intend(s),” “plan(s),” “believe(s),” “continue(s),” “seek(s),” “estimate(s),” “goal(s),” “target(s),” “forecast(s),” “project(s),” “predict(s),” “should,” “could,” “may,” “will continue,” “might,” “hope,” “can” and other words and terms of similar meaning or expression in connection with a discussion of future operating, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in Part I Item 1A “Risk Factors” of our annual report on Form 10-K for the year ended December, 31, 2010, filed with the SEC on March 1, 2011 and in our report on Form 10-Q for the quarter ended June 30, 2011, filed with the SEC on August 5, 2011. The risks identified on Form 10-K are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made.

Item 8.01. Other Events

United Fire & Casualty Company (aka “United Fire Group”) will give an investor presentation on August 30, 2011.

Exhibit 99.1 is a copy of the booklet presented at, and posted in the Investor Relations section of our website (www.unitedfiregroup.com) under Reports, for a period of 14 days, in connection with the presentation. The booklet is being filed pursuant to Item 8.01, and incorporated herein by reference.

Exhibit 99.2 is a copy of a handout used in connection with the August 30, 2011 investor presentation. The handout is being filed pursuant to Item 8.01, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Investor presentation of United Fire Group, dated August 30, 2011.
99.2	Investor handout of United Fire Group, dated August 30, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire & Casualty Company
(Registrant)

Date: August 30, 2011	/s/ Randy A. Ramlo
Randy A. Ramlo, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Investor presentation of United Fire Group, dated August 30, 2011.
99.2	Investor handout of United Fire Group, dated August 30, 2011.